EXHIBIT 10.14

                                  OFFICE LEASE

     THIS LEASE is made and entered into by and between PETTIBONE PROPERTIES-2, LLC a Wisconsin limited liability company (hereinafter "Landlord") and CORONADO INDUSTRIES INC. (hereinafter "Tenant").

                                   WITNESSETH

     GENERAL PROVISIONS. The following terms shall have the meaning set forth in this Section unless specifically modified by other provisions of this Lease:

     1.1  DATE OF LEASE:    October 21, 2004

     1.2  BUILDING:         The 3500  Square Feet  building  located at 16857 E.
                            Saguaro Blvd., Fountain Hills, AZ, together with the
                            land   and   other   improvements   and   facilities
                            appurtenant thereto.

     1.3  PREMISES:         The entire building and related land.

     1.4  TERM:             Approximately  Five years and 15 days  commencing on
                            December 1st, 2004 (the "Commencement Date") and ending on December 15th, 2009, (the "Expiration
                            Date"), unless extended or terminated earlier in accordance with this Lease. The tenant shall be allowed to move into the premises on or any time after November 15th, 2005.

     1.5  ACCESS:           Tenant to have early access to the premises prior to
                            commencement upon the execution of this lease and payment of the security deposit.

     1.6  MONTHLY
          BASE RENT:        $4520  (3500  square  feet X $15.50  per square foot
                            divided by 12)

     1.7  PERMITTED
          USE:              General Office Purposes and light assembly

     1.8  LANDLORD'S
          ADDRESS           126 N. Jefferson St., Suite 201
          FOR NOTICES:      Milwaukee, WI 53202

     1.9  TENANT'S ADDRESS
          FOR NOTICES:      Address of Premises

     1.10 SECURITY DEPOSIT: $4520

     1.11 GUARANTOR(S):     Gary  R.  Smith  the  Guarantor  shall  execute  the
                            Guaranty attached hereto as Exhibit C.

     1.12 EXHIBITS:         A - Guaranty

          All exhibits are attached hereto and incorporated herein.

2. GRANT AND TERM. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises for the Term and upon all of the other terms, conditions and provisions of this Lease. The Term of this Lease shall commence on the Commencement Date set forth in Section 1.4 and shall end on the Expiration Date set forth in Section 1.4 unless extended or sooner terminated as provided herein. Tenant shall have the option to renew as stated herein. Each party agrees, at the request of the other, to execute and deliver an instrument confirming the actual Commencement Date and the Expiration Date when determined.

3. RENT.  Tenant  agrees to pay to Landlord at  Landlord's  address set forth in
Section 1.8 or such other place designated by Landlord, without prior demand or notice and without setoff, the rent for the Premises consisting of Base Rent set forth in Section 3.1, and any other additional payments due under this Lease. The obligation of Tenant to pay rent is hereby declared to be an independent covenant.

   3.1 BASE RENT. The amount specified in Section 1.6 shall be payable in advance on the first day of each month during the Term except that the Monthly Base Rent for the first full month of the Term shall be paid upon execution of this Lease by Tenant. In the event the Commencement Date is not the first day of a calendar month, the rent for such partial month shall be prorated based upon the actual number of days of the Term during such month. The parties hereto agree that the Base Rent payable under the terms of this Lease shall be free from any deduction, offset or counterclaim by reason of any obligation of Landlord or any other reason and all of the provisions of this Lease shall be construed and interpreted to such end.

   3.2 PERSONAL PROPERTY TAXES. Tenant agrees to timely pay when due all personal property taxes, whether assessed against Landlord or Tenant, on Tenant's furniture, equipment and other items of personal property owned by Tenant and located in or about the Premises.

   3.2.1 REAL ESTATE TAXES. Landlord shall remain responsible for all real estate taxes assessed on the Premises.

   3.3 LATE CHARGE. Tenant acknowledges that late payment of rent involves additional costs to Landlord for collection and bookkeeping, and, accordingly, Tenant agrees that, if rent due hereunder is not paid by the tenth day after it is due, then Tenant shall pay upon demand, as additional rent, a late charge equal to ten percent (10%) of the amount required to be paid. The foregoing provision for payment of a late charge shall not be construed to extend the date for payment of any sums required to be paid by Tenant hereunder or to relieve Tenant of its obligation to pay all such sums at the tune or times herein stipulated, and neither the demand for, nor collection by, Landlord of such late charge shall be construed as a cure of Tenant's default in the payment of rent.

4. SECURITY DEPOSIT. Upon execution of this Lease, Tenant shall deposit with Landlord the Security Deposit set forth in Section 1.10 as security for the prompt, full and faithful performance by Tenant of each and every provision of this Lease. Landlord is not required to hold the Security Deposit in any special or trust account, but may commingle the Security Deposit with other funds of Landlord. No interest shall be paid to Tenant on the Security Deposit. If Tenant fails to perform any of its obligations under this Lease, Landlord may, but shall not be obligated to, use, apply or retain the whole or any part of the Security Deposit for the payment of (i) any Rent or other sums of money due from Tenant hereunder, (ii) any sum expended by Landlord on Tenant's behalf in accordance with the provisions of this Lease, and/or (iii) any costs or expenses incurred by Landlord as a result of Tenant's default. The use, application or retention of the Security Deposit or any portion thereof by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease against the Security Deposit. If any portion of the Security Deposit is used, applied or retained by Landlord for the purposes set forth above, Tenant agrees, within ten (10) days after the written demand from Landlord, to deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. If Tenant shall fully and faithfully comply with all of the provisions of this Lease, the Security Deposit or any balance thereof shall be returned to Tenant after the expiration or termination of this Lease after Tenant has surrendered the Premises to Landlord in accordance with this Lease and paid all amounts due and owing to Landlord. In no event shall Tenant be permitted to use or designate the Security Deposit for the payment of rent.

5. USE OF PREMISES. Tenant may use and occupy the Premises solely for the purposes set forth in Section 1.7 of this Lease and for no other purpose or purposes without the prior written consent of Landlord. Tenant agrees to conduct its business at all times in a high class and reputable manner, and Tenant shall not use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose or which could injure the reputation of the Building.
Tenant shall not commit or suffer to be committed any waste upon the Premises, and Tenant shall not place a load upon any floor of the Premises which exceeds the floor load per square foot which such floor was designed to carry. Tenant shall not commit or suffer to be committed any nuisance or other act or thing which may disturb the quiet enjoyment of any other occupant or tenant of the Building. Tenant shall not use or permit to be used any medium which might constitute a nuisance, such as loudspeakers, sound amplifiers, phonographs, radios, televisions, or any other sound producing devices which will carry sound or transmit vibrations outside the Premises. Tenant agrees that business machines and mechanical equipment used by Tenant which cause vibration or noise that may be transmitted to the Building to such a degree as to be reasonably objectionable to Landlord or any occupants or tenants in the Building shall be placed and maintained by Tenant at its expense in settings of cork, rubber or springtype vibration eliminators sufficient to eliminate such vibrations or noise. Tenant shall not cause or permit in or about the Premises any offensive or other odors objectionable to other tenants or patrons of the Building.

6. QUIET ENJOYMENT. Landlord covenants that, subject to the payment by Tenant of the rent herein provided and the observance and performance of all covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall have and enjoy during the Term hereof, the quiet and undisturbed possession of the Premises, without hindrance, disturbance or molestation from Landlord, subject, however, to the terms of this Lease.

7. CONDITION OF PREMISES. Landlord shall not be required to perform any improvements or to rework, remodel or recondition the Premises in any manner whatsoever for Tenant's use and occupancy thereof Tenant may perform certain minor remodeling items including the creation of a conference room, closure of the second floor bathroom, minor remodeling of the first floor kitchen, and any other tenant improvements, subject to the prior written approval of the Landlord. Tenant agrees to restore any bathroom modifications to there present condition at the termination of this lease. Landlord agrees to contribute $2500 toward the cost of these improvements at the time tenant begins occupancy and/or upon landlord's verification that the improvements have been completed. Landlord also shall recarpet the premises at landlord's cost.

8. INSURANCE. Landlord shall procure and maintain fire and hazard insurance on the Building. Tenant shall, AT its expense, obtain and carry at all times during the Term of this Lease (a) commercial general liability insurance including contractual liability coverage for the indemnification obligations of Tenant contained in this Lease covering injury to or death of persons and damage to property in an amount not less than $1,000,000.00 combined single limit per occurrence/$2,000,000.00 annual aggregate (or such higher amounts as Landlord shall from time to time determine); (b) fire insurance, with extended coverage, vandalism and malicious mischief and theft and mysterious disappearance endorsements, without coinsurance, covering the contents of the Premises and all alterations, additions and leasehold improvements made by or for Tenant in the amount of their full replacement value; (c) if and to the extent required by law, worker's compensation insurance or similar insurance; and (d) such other insurance as may be required from time to time by Landlord or any underlying lessor or mortgagee of the Building. All of such policies shall be written by an insurance company or companies satisfactory to Landlord, shall name Tenant, Landlord and any other parties in interest designated by Landlord, as insureds, as their interest may appear, shall be written as primary policy coverage and not contributing with or in excess of any coverage which Landlord or any such other party designated by Landlord may carry, and shall contain a clause that the insurer will not cancel or change the insurance coverage without at least thirty (30) days prior written notice to Landlord. Evidence of such insurance in form satisfactory to Landlord shall be furnished to Landlord prior to the Commencement Date and at least thirty (30) days prior to the renewal date and at such other times as may be reasonably requested by Landlord. Such insurance may be furnished by Tenant under any blanket policy carried by it or under a separate policy therefor provided that such blanket policy contains an endorsement that names Landlord and any other party designated by Landlord as an additional insured, references the Premises and guarantees a minimum limit available for the Premises equal to the insurance amounts required in this Lease. Landlord may at any time and from time to time inspect and/or copy any and all insurance policies required to be procured by Tenant under this Lease.

9. INDEMNITY. Tenant agrees to indemnify and save Landlord harmless from and against any and all claims, damages, costs and expenses, including reasonable attorney fees, in any manner arising out of or in connection with the occupancy of the Premises by Tenant including but not limited to, the conduct or management of the business conducted by Tenant in the Premises, the breach or default on the part of Tenant in the performance of any covenant or agreement contained in this Lease, or any negligence of Tenant or its agents, employees, concessionaires, licensees, customers or invitees, unless damage is caused by the negligence or intentional acts of Landlord. In case any action or proceeding is brought against Landlord by reason of such claim, Tenant, upon notice from Landlord, shall defend such action or proceeding. Tenant's obligations under this Section shall survive the termination of this Lease.

10. WAIVER OF SUBROGATION. Each party hereby expressly releases the other for liability it may have on account of any loss to the Premises or Building or contents thereof due to fire or any peril included in the coverage of any applicable fire and extended coverage and material damage insurance, however caused, including such losses as may be due to the negligence of the other party, its agents or employees, but only to the extent of any amount received by reason of such insurance, and each party hereby waives any tight of subrogation which might otherwise exist in or accrue to such party on account thereof. If either party fails to maintain in force any insurance required by this Lease to be carried by it, then for purposes of this waiver of subrogation it shall be deemed to have been fully insured and to have recovered the entire amount of its loss.

11. NON-LIABILITY OF LANDLORD. Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord, for any injury or damage to any person or property in or about the Building resulting from the Building or Premises, or any part thereof, or any equipment thereof becoming out of repair; flooding of basements or other areas; damages caused by sprinkling devices, air-conditioning apparatus, snow, frost, water leakage, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise or the bursting or leaking of pipes or plumbing fixtures; any act or neglect of other tenants or occupants or employees in the Building; or any other thing or circumstance whatsoever, whether of a like nature or of a wholly different nature, unless caused by the negligent or intentional acts of Landlord. All property in or about the Building or Premises belonging to Tenant, its agents, employees or invitees shall be there at the risk of Tenant or other person only, and Landlord shall not be liable for damage thereto or theft, misappropriation or loss thereof. If Landlord shall fail to perform any covenant or condition of this Lease upon Landlord's part to be performed and, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Building and out of rents or other income from such property receivable by Landlord, and Landlord shall not be personally liable for any deficiency.

12. COMPLIANCE WITH LAWS AND BUILDING RULES. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter in force, and with the requirements of the local Board of Fire Underwriters or any similar body now or hereafter constituted relating to any alterations or remodeling done to the premises. Tenant shall also observe and comply with the requirements of all policies of insurance at any time in force with respect to the Building, and Tenant shall not do or permit anything to be done on or about the Building or bring or keep anything therein which will in any way increase the cost of any insurance now or thereafter carried on the Building or any of its contents or that will invalidate any such insurance. Tenant shall also comply with the rules and regulations attached to this Lease as Exhibit B and such other reasonable rules and regulations to regulate the use, occupancy and operation of the Building which may from time to time be established by Landlord in writing (the "Building Rules"), and any modifications or amendments thereto provided they are applied uniformly to all tenants of the Building, and do not interfere with the rights granted herein. Landlord shall not be responsible to Tenant for the noncompliance by other tenants or occupants with the Building Rules.

13. ENVIRONMENTAL REQUIREMENTS. Tenant shall comply with all applicable federal, state and local environmental laws, ordinances and all amendments thereto and rules and regulations implementing the same, together with all common law requirements, which relate to discharge, emissions, waste, nuisance, pollution control, hazardous substances and other environmental matters as the same shall be in existence during the Lease Term. All of the foregoing laws, regulations and requirements are hereinafter referred to as "Environmental Laws". Tenant shall obtain all environmental licenses, permits, approvals, authorizations, exemptions, certificates and registrations (hereinafter collectively referred to as "Permits") and make all applicable filings required of Tenant under the Environmental Laws required by Tenant to operate at the Premises. The Permits and required filings shall be made available for inspection and copying by Landlord at Tenant's offices upon reasonable notice and during business hours. Tenant shall not cause or permit any flammable or explosive material, petroleum or petroleum by-products, contaminant, radioactive material, hazardous waste or material, toxic waste or material or any similar substance which is or may become regulated under any applicable federal, state or local law (hereinafter collectively referred to as "Hazardous Substances") to be brought upon, kept or used in or about the Premises except for small quantities of such substances as is necessary in the ordinary course of Tenant's business provided that Tenant shall handle, store, use and dispose of any such Hazardous Substance in compliance with all applicable laws and the highest standards prevailing in the industry for the storage and use of such substances or materials, in a manner which is safe and does not contaminate the Premises or the Building, and Tenant shall give Landlord written notice of the identity of such substances. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of any Hazardous Substance, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional rent if such requirement applies to the Premises. Tenant shall, from time to time, at Landlord's request, execute such other affidavits, representations and the like concerning Tenant's best knowledge and belief regarding the presence of Hazardous Substances on the Premises. Tenant hereby agrees to indemnify and hold Landlord harmless from any liability, claim or injury, including attorney fees, and the cost of any required or necessary repair, cleanup, remediation or detoxification, arising out of (i) the use, manufacture, handling, storage, disposal or release of any Hazardous Substances by Tenant, its agents and employees on, under or about the Premises, or (ii) an actual or alleged violation of Environmental Laws in connection with the occupancy of the Premises by Tenant or any occupant of the Premises or the operation of Tenant's business on the Premises during the Lease Term. The foregoing covenants and indemnification shall survive the expiration of the Term of this Lease.

14. UTILITIES. Tenant shall be responsible for contracting for all utilities services and payment of all costs associated with the use of such utilities including, but not limited to water, sewer, electric, gas, and telephone service.

15. REPAIRS. Tenant shall replace as necessary all light bulbs, fluorescent tubes, ballasts and other lighting devices in lighting fixtures within the Premises. Tenant shall be responsible for the repair and maintenance of any minor issues within the premises. (Example: replacement of air filters, the fixing or replacement of a leaky faucet, etc.) The Landlord shall be responsible for the repair, replacement, and or maintenance of any major issues within the premises. (Example: repair or replacement of a burst/broken water line/pipe/main, the repair of any electrical issues that were caused by something other than the negligence of the tenant, etc.) Except as set forth herein, Tenant shall, at its expense, keep the interior of the Premises in good condition and repair and shall also be responsible for the entire cost of all repairs and replacements otherwise the responsibility of Landlord hereunder that are required by reason of acts or negligence of Tenant, its agents, employees, customers or invitees. Tenant shall be responsible for repairing any damage to the Building caused by the installation or moving of Tenant's furniture, equipment and personal property. Tenant shall, at its expense, also repair or replace with glass of equal quality any broken or cracked plate or other glass in doors, windows and elsewhere in or adjacent to the Premises. Tenant shall at all times keep the Premises in a clean, orderly, neat and safe condition. Tenant shall not defer any repairs or replacements to the Premises by reason of the anticipation of the expiration of the Term. In the event that, at the request of Tenant, Landlord performs any maintenance, repairs or servicing of the Premises which is the obligation of Tenant hereunder, then Tenant shall pay Landlord directly tberefor. Tenant shall give Landlord written notice of the need for any such repairs to be made by Landlord, and Landlord shall be under no liability for damage or injury, however caused, in the event of its failure to make such repairs unless it shall have received such notice from Tenant and failed to make such repairs within a reasonable time after receipt of such notice. Tenant hereby waives any right to make repairs at Landlord's expense. Landlord may make any alterations, improvements or repairs which Landlord may deem necessary for the preservation, safety or improvement of the Premises. Not withstanding the above, Landlord shall be responsible for the repair and replacement of the roof and Building structure, and replacement of any HVAC equipment.

16. JANITORIAL SERVICES. Tenant shall be responsible for janitorial and landscape services.

17. UTILITIES. Tenant shall be responsible for and timely pay all charges for water, electricity, gas, telephone amid all other separately metered utility services used or consumed in the Premises. In no event shall Landlord be liable for damages, nor shall the rental herein reserved be abated or subject to offset or deduction for failure to furnish or any delay in furnishing any utility services nor shall the temporary failure to furnish any of such services be construed as an eviction of Tenant or relieve Tenant from the duly of observing and performing all of the provisions of this Lease, provided, however, Landlord shall make all reasonable efforts to promptly restore such service to the Premises.

18. ALTERATIONS. Except for the initial modifications referred to in Section 7, Tenant shall not make or cause to be made any alterations, additions or improvements to the Premises, or install or cause to be installed any floor covering, interior or exterior lighting, plumbing fixtures or shades or make any changes to the entrance of the Premises or to any plumbing, sprinkler, electrical or mechanical facilities of the Premises (all of the foregoing being hereafter referred to as an "Alteration") without delivering to Landlord the plans and specifications therefor and obtaining the prior written approval of the Landlord. Landlord's consent to an Alteration may be granted or withheld in its sole discretion or may be made contingent upon Tenant agreeing to such conditions relating thereto as Landlord may impose. Any Alteration shall be made at Tenant's own cost and expense by a contractor approved by Landlord and in a good and workmanlike manner in accordance with the laws, ordinances and codes relating thereto, any insurance policies or underwriting requirements and any rules and regulations promulgated by Landlord with respect to construction and free from any claim or claims for construction liens, and Tenant shall indemnify and hold Landlord harmless from and against any and all claims, liens, costs and expenses on account of such work. Tenant shall provide Landlord with evidence of insurance in amounts and coverage satisfactory to Landlord naming Landlord as an additional insured and Tenant shall comply with all other terms and provisions as Landlord may impose as a condition to giving its consent to an Alteration. Landlord may charge Tenant a reasonable charge to cover its overhead as it relates to such work.

19. SIGNS. Tenant may install signs, at its expense, on the outside of the Premises. The signs shall comply with all applicable laws, ordinances and Tenant shall obtain any necessary permits. During the Term, Tenant shall keep its signs in presentable condition. Tenant shall not install, erect or maintain any sign in violation of any applicable law, ordinance, or use permit of any governmental authority.

20. LIENS. Tenant shall not create or permit any liens under any construction lien law to be filed or recorded against the Premises or against the interest of

Landlord or Tenant therein. If any such lien is filed or recorded, Tenant shall immediately cause such lien to be discharged of record.

21. RIGHT OF ENTRY. Landlord reserves the right to enter upon the Premises at all reasonable hours, with reasonable notice, to examine the same, to make repairs, additions or alterations to the Premises or Building, to supply any service to be provided by Landlord to Tenant hereunder, and to show the Premises during the last six months of the lease term. Landlord agrees that, in making such repairs, additions or alterations, it shall use reasonable efforts to minimize interference with the conduct of Tenant's business operations. Landlord shall keep a passkey and be allowed admittance to the Premises at all reasonable hours in the event of any required inspection or at any time in the event of emergency. Tenant shall not add or change the locks to any doors of the Premises. Any entry to the Premises shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant or impose any liability on Landlord. Nothing contained herein shall be deemed to impose on Landlord any obligation or duty to make repairs or alterations to the Premises except as expressly provided in this Lease.

22. ASSIGNMENT OR SUBLETTING. Tenant shall not assign or in any manner transfer this Lease or any estate or interest therein without the prior written consent of Landlord, which shall not be unreasonably withheld, and Tenant shall not sublet the Premises or any part thereof or permit any use of any part of the Premises without like consent. Consent by Landlord to one or more assignments of this Lease or to one or more subletting of said Premises shall not operate to exhaust Landlord's rights under this Section In the event that Tenant, with or without the previous consent of Landlord, does assign or in any manner transfer this Lease or any estate or interest therein, Tenant shall in no way be released from any of its obligations under this Lease. The following shall be deemed to be an assignment of this Lease within the meaning of this Section: (a) the sale, issuance or transfer of any voting stock of Tenant (if Tenant is a nonpublic corporation or if Tenant is a public corporation and such sale, issuance or transfer results in Tenant becoming a nonpublic corporation) which results in a change in voting control of Tenant; (b) the sale, issuance or transfer of any partnership or membership interest in Tenant if Tenant is a partnership or limited liability company; (c) the sale, issuance or transfer of any beneficial interest in Tenant if Tenant is a trust; amid (d) the death or incapacity of Tenant if Tenant is a natural person. Without waiving Landlord's right hereunder to declare a default in the event of an assignment of this Lease or a subletting of the Premises or any part thereof or occupancy of the Premises by anyone other than Tenant, Landlord may collect from the assignee, sublessee or occupant, any rental and other charges herein required, but such collection by Landlord shall not be deemed an acceptance of the assignee, sublessee or occupancy, nor a release of Tenant from the performance by Tenant of this Lease. Further, Tenant at all times and under all circumstances shall remain liable to Landlord for the payment of rent due and to become due and the performance of all other obligations of Tenant hereunder for the term hereof. Tenant shall pay to Landlord, as additional rent, any costs and expenses including attorney fees incurred by Landlord in connection with any proposed or purported assignment, sublease or other transfer.

     Notwithstanding the foregoing, Landlord agrees not to unreasonably withhold its consent to any assignment of this Lease by Tenant to a party acquiring all of the assets of Tenant's business conducted on the Premises (a "Successor"), provided that (i) Tenant shall notify Landlord in writing of the proposed transaction, (ii) the Successor's financial strength, business reputation and business experience are in accordance with generally acceptable commercial standards, (iii) at the time of the proposed assignment, Tenant shall not be in default of any of the terms of this Lease; and (iv) the Successor shall assume all obligations of Tenant under this Lease in a writing reasonably acceptable to Landlord. If Landlord consents to any requested assignment, sublease or other transfer, and if under such sublease, assignment or transfer, Tenant shall receive rent or any other consideration, either initially, or over the term of the sublease, or pursuant to the provisions of the assignment or transfer, then Tenant shall pay to Landlord, as additional rent hereunder, the excess of any such sublease rent or other consideration received by Tenant from such subtenant or assignee over the rent provided for herein, within ten (10) days after its receipt.

     Landlord may assign or transfer its interest in the Building at any dine without the consent of Tenant. In the event of any such assignment or transfer, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer, and in such event Tenant agrees to look solely to the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the purchaser or grantee, which shall be obligated on this Lease only so long as it is the owner of Landlord's interest in and to this Lease.

23. DAMAGE OR DESTRUCTION. In the event the Premises shall be so damaged or destroyed by fire, the elements or any other casualty as to render untenantable all or any part of the Premises, Landlord shall, within sixty (60) days after the happening of such damage or destruction, cause a competent architect or engineer to examine the condition of the Premises and to prepare and furnish to Tenant a good faith written estimate of the amount of time which, in the judgment of such architect or engineer, reasonably would be required to restore the Premises to a condition at least equivalent to their condition which Landlord furnished to Tenant upon the commencement of the Term. If the period of time estimated by such architect or engineer shall be in excess of two hundred seventy (270) days from the date of said damage or destruction, then Tenant shall be entitled to terminate this Lease by written notice to Landlord which is received by Landlord within ten (10) days after Tenant's receipt of the estimate, time being of the essence. In the event of such termination, Tenant shall remain liable for performance of all its obligations through the date of termination. If, however, the period of dine so estimated by said architect or engineer shall be less than two hundred seventy (270) days, or if such period is in excess of two hundred seventy (270) days but Tenant shall not have elected, as aforesaid, to terminate this Lease, then Landlord shall promptly repair and/or restore the Premises to a condition at least equivalent to the condition which Landlord furnished to Tenant upon the commencement of the Term. In no event shall Landlord be obligated to expend an amount in excess of the insurance proceeds available to Landlord for such repair and restoration. If the Premises are repaired or restored as provided herein, then Tenant shall, at its expense, repair and restore Tenant's leasehold improvements and Alterations and Tenant's trade fixtures, furnishing and equipment to a condition equivalent to their condition prior to such damage or destruction. If the Premises or any part thereof shall be rendered untenantable by any destruction or damage, then a pro rata portion ranging from 0%-100% of the rent based upon the number of square feet of area in the Premises which are untenantable shall be abated until the Premises or such part thereof shall have been put in tenantable condition. Notwithstanding the foregoing, if any destruction or damage to the Premises or Building (whether or not the Premises are affected) is so extensive that Landlord, in its sole discretion, elects not to repair or restore the Premises or Building, or the proceeds of insurance are not sufficient or available to fully pay the cost of the repair or restoration, then Landlord may terminate this Lease effective as of the date of the damage by written notice to Tenant. The provisions of this Section are subject to the rights of Landlord's mortgagees, if any.

24. EMINENT DOMAIN. In the event all or substantially all of the Premises are taken by the exercise of the power of eminent domain or sold under threat of eminent domain, this Lease shall terminate as of the date possession is transferred to the acquiring authority, and the rent payable hereunder shall be apportioned accordingly. If any immaterial part of the Building is sold or taken (whether or not the Premises are affected), Landlord shall have the right to terminate this Lease as of the date possession is transferred to the acquiring authority upon giving written notice thereof to Tenant, and the rent payable hereunder shall be apportioned accordingly. In the event this Lease is not terminated pursuant to the foregoing, then this Lease shall continue in force as to the part of the Premises not taken and the rent payable thereafter shall be reduced in proportion to the amount of total floor area of the Premises taken. In the event of any such taking, Landlord, upon receipt and to the extent of the award in condemnation or proceeds of sale, shall, unless this Lease has been terminated, make necessary repairs and restorations (exclusive of Tenant's leasehold improvements and Alterations) to restore the Premises remaining to as near its former condition as circumstances will permit. All damages awarded by or amounts paid by the acquiring authority for any such taking, whether for the whole or a part of the Premises or the Building shall belong to and be the sole property of Landlord whether such damages are awarded as compensation for loss of, or diminution in value to, the leasehold or the fee thereof, provided, however, Tenant shall have the tight to pursue such claim or claims as Tenant may have legally for relocation expenses, interruption of business and such items which do not reduce the award or proceeds of sale payable to Landlord. In the event that this Lease is terminated, Tenant shall not have any claim against Landlord for the value of the unexpired term hereof. Tenant may terminate this Lease if a partial taking reduces Tenants total floor area of the Premises to a size that prevents Tenant from conducting business. The provisions of this Section are subject to the rights of Landlord's mortgagees, if any.

25. SUBORDINATION. This Lease is and shall be subject and subordinate at all times to all ground or underlying leases which now exist or may hereafter be executed affecting the Building and to the lien of any mortgages or deeds of trust now or hereafter placed on or against the Building, or on or against Landlord's interest or estate therein, and including all extensions, renewals, amendments and supplements to any such lease, deed of trust or mortgage, without the necessity of the execution and delivery, of any further instruments on the part of Tenant to effectuate such subordination. Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Landlord provided that any lessor under any such ground or underlying lease or the holder of any mortgage or deed of trust has agreed to recognize the rights of Tenant under this Lease so long as Tenant is not in default hereunder. Notwithstanding anything herein above contained in this Section, in the event the holder of any mortgage or deed of trust or the lessor under any ground or underlying lease shall at any time elect to have this Lease constitute a prior and superior lien to its mortgage, deed of trust or lease, then and in such event, upon any such holder notifying Tenant to that effect in writing, this Lease shall be deemed prior and superior in lien to such mortgage, deed of trust or lease, whether this Lease is dated prior to or subsequent to the date of such mortgage or lease.

26. ESTOPPEL CERTIFICATE. Tenant agrees that it will, within ten (10) days after receipt of Landlord's written request, execute and deliver a certificate to Landlord certifying (i) that this Lease is in full force and effect; (ii) the Commencement Date and Expiration Date of this Lease; (iii) that rent due under this Lease has been paid without offset or defense thereto; (iv) the dates to which rent and other charges have been paid and the amount of rent, if any, paid in advance by Tenant; (v) whether this Lease has been modified and, if so, identification of such modifications; (vi) Tenant has no knowledge of any existing default by Landlord under the Lease or if Tenant does have knowledge of any default by Landlord, Tenant shall set forth the alleged default; and (vii) such other matters as Landlord or Landlord's mortgagee may reasonably require. It is intended that any such statement may be relied upon by any person proposing to acquire Landlord's interest in this Lease or any prospective mortgagee of, or assignee of any mortgage or deed of trust upon, such interest.

27. SURRENDER. Upon termination of this Lease, whether by the lapse of time or otherwise, Tenant shall surrender the Premises to Landlord broom-clean and in good condition and repair consistent with Tenant's duties to maintain and repair the Premises. All Alterations and decorations made to the Premises by Tenant shall remain and be the property of Landlord unless Landlord shall require Tenant, at Tenant's expense, to remove any or all thereof and repair the damage caused by such removal. All furniture, equipment and unattached movable personal property owned by Tenant may (and upon Landlord's request shall) be removed from the Premises by Tenant no later than the termination date, and Tenant shall repair any and all damage caused by such removal. If the Premises are not surrendered upon the termination of this Lease as set forth herein, Tenant shall indemnify Landlord against all loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claim made by any succeeding tenant founded on such delay. Tenant shall also surrender all keys and/or access cards to the Premises and the Building and shall inform Landlord of combinations to locks, safes and vaults, if any, in the Premises.

28. HOLDING OVER. Any holding over after the expiration of the term hereof with the written consent of Landlord, shall be construed to be tenancy from month-to-month (at the Monthly Base Rent in effect on the Expiration Date plus the additional rent payable hereunder for the month immediately preceding), and shall otherwise be on the same terms and conditions herein specified so far as applicable. In the event Landlord shall not consent to such holding over, Landlord shall have any remedies provided in this Lease or by applicable law, including, without limitation, the right to recover as damages from Tenant an amount equal to double the rent (including Base Rent and additional rent) payable hereunder, apportioned on a daily basis for each day of holding over.

29. NOTICES. Any notice required or permitted to be given by either party to the other hereunder shall be in writing and shall be delivered in person or sent by U.S. mail, postage prepaid and addressed to the respective addresses set forth in Sections 1.9 and 1.10 above. Either party may, by like notice at any time and from time to time, designate a different address to which notices shall be sent.

30. INTEREST. All rent and other payments to be made hereunder by Tenant to Landlord shall bear interest from and after the due date thereof at the rate of interest equal to four percent (4%) above the prime rate of interest announced and in effect from time to time at Johnson Bank, Phoenix, AZ office, or its successor (but in no event shall such rate be in excess of the highest legal rate of interest permitted to be charged by law) from the date due until paid, compounded monthly, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease.

31. DEFAULTS AND REMEDIES. If (a) Tenant shall fail to pay the rent or any charge due hereunder within ten (10) days after the same is due, or (b) Tenant shall fail to perform any of the other covenants or conditions herein contained on the part of Tenant, and such default shall continue for thirty (30) days after written notice thereof shall have been given to Tenant, or (c) if this Lease shall, by act of Tenant or by operation of law or otherwise, pass to any party other than Tenant, or (d) if Tenant shall abandon or vacate the Premises or permit the Premises to become vacant, or (e) Tenant or any guarantor of this Lease shall become insolvent or bankrupt or make an assignment for the benefit of creditors, or (I) a receiver or trustee of Tenant's property or that of any guarantor of this Lease shall be appointed and such receiver or trustee, as the case may be, shall not be discharged within thirty (30) days after such appointment, then in any such case, Landlord may, upon notice to Tenant, recover possession of and reenter the Premises without affecting Tenant's liability for past rent and other charges due or future rent and other charges to accrue hereunder. In the event of any such default, Landlord shall be entitled to recover from Tenant, in addition to rent and other charges equivalent to rent, all other damages sustained by Landlord on account of the breach of this Lease, including, but not limited to, the costs, expenses and attorney fees incurred by Landlord in enforcing the terms and provisions hereof and in re-entering and recovering possession of the Premises and for the cost of repairs, alterations and brokerage and attorney fees connected with the reletting of the Premises. Further, AT the election of Landlord, Landlord shall have the right to declare this Lease terminated and canceled, without any further rights or obligations on the part of Landlord or Tenant (other than Tenant's obligation for rent and other charges due and owing through the date of termination), so that Landlord may relet the Premises without any tight on the part of Tenant to any credit or payment resulting from any reletting of the Premises. In case of a default under this Lease, Landlord may, in addition to terminating this Lease, or in lieu thereof, pursue such other remedy or combination or remedies and recover such other damages for breach of tenancy and/or contract as are available at law or otherwise.

Landlord may, but shall not be obligated to, cure any default by Tenant (specifically including, but not by way of limitation, Tenant's failure to obtain insurance, make repairs, or satisfy lien claims) and whenever Landlord so elects, all costs and expenses paid by Landlord incurring such default, including without limitation attorney fees, shall be payable to Landlord as additional rent due on demand, together with interest at the rate provided in
Section 30 above from the date of the advance to the date of repayment by Tenant to Landlord.

     No receipt of money by Landlord from Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the premises shall reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit.

     All rights and remedies of Landlord herein enumerated shall be cumulative and none shall exclude any other right or remedy allowed by law or equity, and such rights and remedies may be exercised and enforced concurrently and whenever and as often as the occasion therefore arises. The failure or forbearance on the part of Landlord to enforce any of its rights or remedies in connection with any default shall not be deemed a waiver of such default, nor a consent to any continuation thereof, nor a waiver of the same default at any subsequent date. Any action by Landlord under the provisions of this Lease, or to enforce the provisions of this Lease, or to declare a termination of Tenant's interest under this Lease, or to repossess itself of the Premises (whether through legal proceedings instituted for that purpose or otherwise), shall not, in any event, release or relieve Tenant from its continuing obligations hereunder, including, without limitation, its continuing obligation to make all payments herein provided.

32. OPTION TO EXTEND. Tenant shall have an open option to extend the term of this Lease for additional period(s)/year(s) as negotiated and agreed to by both parties. The parties shall execute a supplemental memorandum confirming the commencement date and expiration date of the Extension Term if Tenant's option is exercised. Such extension shall be on all of the same terms, covenants, provisions and conditions contained in this Lease, except that Base Rent payable by Tenant during the Extension Term shall be agreed upon, prior to the signing of the extension. Such option shall be exercisable only by Tenant giving written notice of Tenant's desire to extend which is received by Landlord not less than 6 months nor more than 12 months before expiration of the Term of this Lease, time being of the essence. Tenant shall be entitled to exercise such option to extend, and the Term of this Lease shall, in fact, be extended, only if (1) AT the time Tenant gives notice of the exercise of the option, and upon the last day of time original Term prior to the commencement of the Extension Term, this Lease is in full force and Tenant is not in default under this Lease past applicable grace periods, and (2) all guarantors of Tenant's obligations under this Lease extend their guaranties for the entire Term, as extended.

33. COSTS AND ATTORNEY FEES. Tenant shall pay upon demand all Landlord's costs, charges and expenses, including attorney fees and the fees of agents and others retained by the Landlord, incurred in enforcing the Tenant's obligations hereunder or incurred by the Landlord in any litigation in which Landlord, without Landlord's fault, becomes involved or concerned by reason of the existence of this Lease or the relationship hereunder of Landlord and Tenant and in which Landlord prevails.

34. FORCE MAJEURE. In the event that Landlord shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strike, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws, regulation, orders or decrees, riots, insurrection, war, acts of God, inclement weather, or other reason of like or unlike nature or cause beyond Landlord's control, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act as shall be extended for a period equivalent to the period of such delay.

35. MODIFICATIONS. If required by Landlord's mortgage lender, Tenant agrees to make such changes to this Lease which do not, in Tenant's opinion, affect the term, rent or any other obligations or rights of Tenant under this Lease.

36. SUCCESSORS AND ASSIGNS. The terms, covenants and conditions hereof shall be binding upon and inure to the parties hereto and their respective heirs, personal representatives, successors and assigns. No third party, other than such successors and assigns, shall be entitled to enforce any or all of the terms of this Lease or shall have rights hereunder whatsoever.

37. EXECUTION. The submission of this document for examination does not constitute an offer to lease, or a reservation of, or option for, the Premises and this document becomes effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. Tenant confirms that Landlord has made no representations or promises with respect to the Premises or the making or entry into of this Lease except as are expressly set forth herein, and agrees that no claim or liability shall be asserted by Tenant against Landlord for, and Landlord shall not be liable by reason of, breach of any representations, or promises not expressly stated in this Lease. This Lease can be modified or altered only by agreement in writing between Landlord and Tenant.

38. INTERPRETATION. The laws of the State of Arizona shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. Whenever the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or paragraphs of this Lease nor in any way affect this Lease.

39. MISCELLANEOUS. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, or of partnership, or of joint venture, or of any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of rent nor any other provisions contained in this Lease nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant. No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and then only for the time and to the extent therein stated. One or more waivers of any covenants, term or condition of this Lease by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or for any subsequent similar act by Tenant. Whenever any provision of this Lease calls for the consent of either Landlord or Tenant, the party from whom consent is requested may withhold such consent for any reason whatsoever unless the provision in question provides that said party may not reasonably withhold such consent. The headings of the several sections contained herein are for convenience only and do not define, limit or construe the contents of such sections.

40. CORPORATE AUTHORITY. If Tenant is a corporation, limited liability company or other entity, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation, and that this Lease is binding upon said corporation in accordance with its terms without the joinder or approval of any other person.

41. JOINT AND SEVERAL LIABILITY. If Tenant is more than one natural person, the individuals collectively referred to herein as Tenant shall be jointly and severally liable with respect to the obligation to pay rent and all of the other obligations, covenants and agreements of Tenant set forth in this Lease.

42. ADDENDA. The provisions, if any, included at the end of this Lease, and any riders and exhibits appended to this Lease, are hereby made a part of This Lease as though set forth in full at this point.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

LANDLORD:

PETTIBONE PROPERTIES-2, LLC


By:  /s/ Patrick A. LeSage
     ------------------------------
     Patrick A. LeSage

Its: Sole Member

TENANT:

CORONADO INDUSTRIES INC.

By:  /s/ Gary R. Smith
     ------------------------------
     Gary R. Smith

Its: President

                                    EXHIBIT C

                                GUARANTY OF LEASE

     FOR VALUE RECEIVED and in consideration for and as an inducement to PETTIBONE PROPERTIES-2, LLC ("Landlord") to lease a certain office building to CORONADO INDUSTRIES INC. ("Tenant"), pursuant to a lease dated December 1st, 2004, (the "Lease") by and between Landlord and Tenant, the undersigned, Gary R. Smith ("the Guarantor"), do hereby, unconditionally and irrevocably guarantee to Landlord the punctual payment of all Base Rent (as such term is defined in the Lease) and any and all additional sums of money payable by Tenant under the Lease, in accordance with and subject to the provisions of the Lease, and the full performance and observance of all other terms, covenants, conditions and agreements therein provided to be performed and observed by Tenant under the terms of the Lease for the duration of the entire Lease Term, for which the undersigned shall be jointly and severally liable with Tenant. If any default on the part of Tenant shall occur under the Lease, the undersigned do hereby covenant and agree to pay to Landlord in each and every instance such sum or sums of money and to perform each and every covenant, condition and agreement under the Lease as Tenant is and shall become liable for or obligated to pay or perform under the Lease, together with the costs reasonably incurred by Landlord in connection therewith, including, without limitation, reasonable attorneys' fees. Such payments of Base Rent and other sums shall be made monthly or at such other intervals as the same shall or may become payable under the Lease, including any accelerations thereof, all without requiring any notice from Landlord (other than any notice required by the Lease) of such non-payment or non performance, all of which the undersigned hereby expressly waive.

     The maintenance of any action or proceeding by Landlord to recover any sum or sums that may be or become due under the Lease and to secure the performance of any of the other terms, covenants and conditions of the Lease shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for any subsequent default or defaults of Tenant under the Lease. The undersigned do hereby consent that without affecting the liability of the undersigned under this Guaranty and without notice to the undersigned, time may be given by Landlord to Tenant for payment of Base Rent and such other sums and performance of said other terms, covenants and conditions, or any of them, and such time extended and indulgence granted, from time to time, or Tenant may be dispossessed or Landlord may avail itself of or exercise any or all of the rights and remedies against Tenant provided by law or by the Lease, and may proceed either against Tenant alone or jointly against Tenant and the undersigned or against the undersigned alone without first prosecuting or exhausting any remedy or claim against Tenant. The undersigned do hereby further consent to any subsequent change, modification or amendment of the Lease in any of its terms, covenants or conditions, or in the Base Rent payable thereunder, or in the premises demised thereby, or in the term thereof, and to any assignment or assignments of the Lease, and to any subletting or sublettings of the premises demised by the Lease, and to any renewals or extensions thereof, all of which may be made without notice to or consent of the undersigned and without in any manner releasing or relieving the undersigned from liability under this Guaranty.

     The undersigned do hereby agree that the bankruptcy of Tenant shall have no effect on the obligations of the undersigned hereunder. The undersigned do hereby further agree that in respect of any payments made by the undersigned hereunder, the undersigned shall not have any rights based on suretyship, subrogation or otherwise to stand in the place of Landlord so as to compete with Landlord as a creditor of Tenant, unless and until all claims of Landlord under the Lease shall have been fully paid and satisfied.

     Neither this Guaranty nor any of the provisions hereof can be modified, waived or terminated, except by a written instrument signed by Landlord. The provisions of this Guaranty shall apply to, bind and inure to the benefit of the undersigned and Landlord and their respective heirs, legal representatives, successors and assigns. The undersigned, if there be more than one, shall be jointly and severally liable hereunder, and for purposes of such several liability the word "undersigned" wherever used herein shall be construed to refer to each of the undersigned parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments, and this Guaranty shall not be revoked or impaired as to any of such parties by the death of another party or by revocation or release of any obligations hereunder of any other party. If Landlord should retain counsel and/or institute any suit against Guarantor to enforce this Guaranty or any covenants or obligations hereunder, then Guarantor shall pay to Landlord, upon demand, all reasonable attorneys' fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs, and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder. This Guaranty shall be governed by and construed in accordance with the internal laws of the state where the premises demised by the Lease are located. For the purpose solely of litigating any dispute under this Guaranty, the undersigned submits to the jurisdiction of the courts of said state.



By:  /s/ Gary R. Smith
     ------------------------------
     Gary R. Smith

Date: October 21st, 2004

IN WITNESS WHEREOF, the undersigned have executed this Guaranty as of the date of the Lease.



STATE OF ARIZONA    )
                    ) SS
COUNTY OF MARICOPA  )

     On the 20th day of October, 2004, before me, a Notary Public in and for said County personally appeared GARY R. SMITH, the GUARANTOR in the foregoing GUARANTY who acknowledged that the signing thereof was his/her free and voluntary act and deed for the uses and purposes therein mentioned



                                                 /s/ Alicia Smith
                                                 -------------------------------
                                                 Notary Public, State of Arizona
                                                 My Commission Expires:  1-14-06

OFFICIAL SEAL

ALICIA SMITH
Notary Pubic - State of Arizona
MARICOPA COUNTY
My comm. expires Jan. 14 2006




3